Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies:

On July 1, 2013, the Company entered into an Amendment to the Facilities, Support Services and Business Agreement, or the Amendment, with Tecogen. The Amendment renews the term of the Facilities, Support Services and Business Agreement between the Company and Tecogen for a one-year period, beginning on July 1, 2013. The Amendment also decreases the space provided to the Company by Tecogen from approximately 3,282 square feet to 2,400 square feet. Under the Amendment, the amount that the Company will pay Tecogen for the space and services that Tecogen provides under the Agreement decreased to $5,122 per month.
On November 12, 2013, the Company entered into the Second Amendment to the Facilities, Support Services and Business Agreement, or the Second Amendment. The Second Amendment extended the lease and allowed year-to-year renewals.